Common Stock	12 Months Ended
Dec. 31, 2017
Common Stock
Common Stock

6. Common Stock

In March 2013, the Company issued 10,196,292 shares of common stock at a purchase price of $0.001 per share. As of December 31, 2016, the LLC entity owned all of these shares.

On August 21, 2017, the LLC entity exchanged 8,578,646 of its shares of the Company's common stock for 78,666,209 shares of the Company's series A‑1 junior preferred stock and the LLC entity distributed all of its shares of the Company's series A‑1 junior preferred stock to the holders of its preferred units and the remaining 1,617,646 shares of its common stock to the holders of its common units. Following this distribution, the LLC entity no longer owned any of the Company's shares. The series A‑1 junior preferred stock is not redeemable and does not have a stated dividend or liquidation preference.  These shares converted to common stock on a 9.17‑to‑1 basis upon the closing of the IPO in October 2017.

In September 2017, the Company's board of directors approved a 1-for-9.17 reverse stock split of the Company's issued and outstanding shares of common stock. All shares and per share amounts in the financial statements have been retrospectively adjusted for all periods presented to give effect of the reverse stock split.